SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549



                                 FORM 8-K/A



                        AMENDMENT TO CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                              Amendment No. 2

          The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, dated September 1, 1998, filed October 1, 1998 and amended on October 5, 1998, as set forth in the pages attached hereto:

Item 7  Financial Statements, Pro Forma Financial Information and Exhibits.



             Date of Report (Date of earliest event reported):
                             September 1, 1998



                         FINGERHUT COMPANIES, INC.
           (Exact name of registrant as specified in its charter)


          MINNESOTA                     1-8668             41-1396490
(State or other jurisdiction         (Commission       (I.R.S. Employer
      of incorporation)              File Number)     Identification No.)



                4400 Baker Road, Minnetonka, Minnesota 55343 (Address of
            principal executive offices) (zip code)



                               (612) 932-3100
            (Registrant's telephone number, including area code)



                               Not Applicable
       (Former name or former address, if changed since last report)

          Fingerhut Companies, Inc., a Minnesota corporation, hereby amends and supplements its Current Report on Form 8-K (the "Form 8-K"), originally filed on October 1, 1998 and amended on October 5, 1998.

          Item 7(b) of the Form 8-K is hereby amended to read in its entirety as follows:

         (b)  Pro Forma Financial Information:

          Pro forma financial statements are not included herewith, but will, if required, be filed by amendment hereto on or before December 9, 1998.

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: November 9, 1998

                              FINGERHUT COMPANIES, INC.

                              By: /s/ Michael P. Sherman
                                 ---------------------------
                                 Michael P. Sherman
                                 Executive Vice President,
                                 Business Development,
                                 General Counsel and Secretary